Come inside and see the difference

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Generate sector leading shareholder total investment
returns through the acquisition, repositioning and
aggressive operation of multifamily real estate
What We Do
▪
Sunbelt Region Focus
▪
Three-Tier Market Allocation
▪
Moderate to Upper End Product Focus
▪
Disciplined Investment Hurdles
▪
Growth Through Acquisitions
▪
Limited Amount of Value Added New Development
▪
Committed to Strong Asset Management Programs
▪
Focus on Property Management and Property Level

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
MAA provides investment capital a number of unique
attributes and capabilities for creating value
Competitive Edge
▪
Sunbelt Region Only Focus
▪
Apartment Only Focus
▪
Extensive Multi-Tier Market Knowledge
▪
Full Range of Experience in Repositioning and Operating to Full
Value
▪
Extensive Deal Flow Sourcing
▪
Disciplined and Proven Underwriting Capabilities
▪
Buyer of Choice
▪
Strong Operating Platform
▪
Experienced Public Company Disciplines

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Finance &
Accounting
Human
Resources
Asset
Management
Transactions
Property
Management
Shareholder
Value
Leasing
Resident Service
Unit Turn Mgmt
On Site Execution
Process Development
Marketing & Advertising
Training
Capital Improvements
Landscape Operations
Utility Programs
Ancillary Income
Deal Sourcing
Acquisitions
Dispositions
Accounting
Reporting
Analysis
Systems
Risk Management
Treasury
Investor Relations
Employment
Leadership Development
Recruiting
Culture
Employee Relations
Management Team Introduction

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
MAA is well positioned for continued strong same store
NOI growth.  We expect to remain very competitive
within the multifamily REIT sector.
Internal Growth Prospects
▪
Repositioned Portfolio
▪
Enhanced Performance Profile
▪
Pricing Recovery Underway
▪
Aggressive Inventory Management Practices
▪
Enhancement to Pricing Program Practices
▪
Unit Interior and Property Repositioning Opportunities

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Well positioned to capture increasing levels of
new FFO growth as market conditions evolve and
capacity for growth expands
External or New Growth Prospects
▪
Primarily Acquisitions; Minimal New Development
▪
Acquisitions Environment
▪
Opportunities: Lease-up, Reposition and Institutional Holdings
▪
Three Tier Market Interest
▪
Execution Capability
▪
Extensive Network Developed
▪
Size or Scale Advantage
▪
Joint Venture Platform Potential

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Key Takeaways
▪
Re-affirm our strategy and plans
▪
Depth of our management team
▪
Continued strong operating conditions in 2007
▪
Meaningful internal earnings growth opportunity
▪
Improving external growth prospects
▪
Plans for execution
▪
An attractive investment opportunity within the
Apartment REIT sector

Highlights

Total Shareholder Return
MAA
Apt. Median
41.4%
38.6%
34.7%
26.8%
27.9%
19.9%
18.6%
16.6%
12 Months
3 Years
5 Years
Since IPO

FFO
Dividends
$3.00
$2.50
$2.00
$1.50
$1.00
1994
1997
2000
2003
2006Fcst

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
▪
Shareholder Returns
▪
Returns out-performed the
sector
▪
Solid 18.6% annual return since
IPO
▪
Rising FFO and Dividends
▪
Sound, conservative business
plan
▪
High quality earnings
▪
Produced steady and growing
FFO and dividends
▪
Stronger Balance Sheet
▪
Dividend payout below sector
median
▪
Coverage ratios are at sector
median
▪
Capacity for growth
Source: Morgan Stanley Statistical Update (8/31).
Proven Performance

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Coral Square, Ft. Lauderdale
Using All Aspects of Business
Ability to Create Value
▪
Portfolio Diversification
▪
Balanced allocation
▪
High quality assets
▪
Stable and growing cash flow
▪
Operating Platform
▪
Intense focus on property operations
▪
Increased Technology (MRI, LRO,
etc.)
▪
Acquisitions/Repositioning
▪
Market expertise/deal sourcing
▪
Strength and flexibility (operating
platform and balance sheet)

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Large Markets - Dallas, Atlanta, Tampa, Houston...
Mid Markets - Jacksonville, Austin, Nashville, Memphis...
Small Markets - Charleston, Savannah, Melbourne, Augusta...
30% Large Tier Markets
▪
 Increased Allocation
▪
 Higher Growth Characteristics
38% Mid Tier Markets
▪
 Jacksonville 3rd Largest Market
in Portfolio (8.3%)
32% Small Tier Markets
Portfolio Diversification

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Lighthouse Court
▪
Developed early in cycle
▪
Struggling lease-up (70%
occupied)
▪
MAA brought:
▪
Ability to carry asset with
negative cash flow
▪
Marketing expertise
▪
Operating strength
▪
Stabilized asset in 9 months
Year Built/Acquired:	2003	Gross Investment:	$40.9M
Units:	501	Current Market Value (6% Cap Rate):	$62.0M
Purchase Price:	$40.5M	Value Created:	$21.1M
Capex-to-Date:	$.4M	Leveraged Return (Cash on Cash IRR):	38%
Creating Value: Case Study 1

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
St. Augustine at the Lake
Year Built:	1987	Gross Investment:	$12.4M
Year Acquired:	1995	Current Market Value (6.5% Cap Rate):	$31.4M
Units:	400	Value Created:	$19.0M
Purchase Price:	$9.3M	Leveraged Return (Cash on Cash IRR):	33%
Capex-to-Date:	$3.1M
▪
Portfolio acquisition
▪
Underperforming/undercapitalized asset
▪
Difficult resident profile
▪
MAA brought:
▪
Repositioning capital/expertise
▪
Operations and marketing expertise
▪
Financing expertise (tax-free bonds)
Creating Value: Case Study 2

Jacksonville

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Why Jacksonville?
▪
Good example of our Mid-Tier markets
▪
Ability to see a representative range of MAA’s product
type from mid-80’s built early acquisition to new
construction
▪
Jacksonville represents 8.3% of our gross assets and is
our largest market in terms of NOI contribution (11%)
▪
Our same store group of communities have produced
compounded annual NOI growth of 5.4% since 1998

Jacksonville
FLORIDA
Atlantic Ocean
Trout River Blvd
Ribault River
Pritchard Rd
Fort Caroline Rd
Merrill Rd
Fort Caroline Rd
Monument Rd
Craig Municipal Airport
Atlantic Beach
Neptune Beach
Jacksonville Beach
Hodges Blvd
San Pablo Rd S
Kernan Blvd
Girvin Rd
Herlong Airport
Park St
Pottsburg Creek
Bowden Rd
Ponte Vedra Beach
Ponte Vedra
Palm Valley
Collins Rd
Orange Park
Bellair
I-295 Exit 1
Greenland Rd
St Augustine Rd
Mandarin Rd
Fruit Cove
Race Track Rd
Bishop Estates Rd
St Johns
Black Creek
Pine Ave
E 8th St
© 2001 Microsoft Corp. All rights

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Property Statistics
▪
Built 1987
▪
Bought 1999 from AFR
▪
400 units
▪
Annual compounded NOI growth
of 5.2% since purchase
▪
Current ARU $679
▪
Rent per sft $.89
▪
Q3 occupancy 93.8%
St. Augustine at the Lake
▪
Located in the Mandarin submarket
▪
Acquired in the America First Merger
▪
At close to 20 years old it is one our older
assets
▪
Complete reposition in planning stages
▪
add 124 units
▪
interior unit upgrade
▪
improve club house and common area amenities

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Property Statistics
▪
Built 1998
▪
288 units
▪
Annual compounded
NOI growth of 4.3%
since stabilization
▪
Current ARU $883
▪
Rent per sft $.77
▪
Q3 occupancy 96.5%
The Paddock Club Mandarin
▪
Located in Mandarin submarket
▪
Built by Flournoy Development Company (MAA subsidiary at the time)
▪
Approximately 12,000 MAA units are Flournoy built
▪
10% of our portfolio uses the Paddock Club brand

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Property Statistics
•
Built 2003
•
Bought 2003
•
501 units
•
Annual compounded NOI
growth of 9.6% since
stabilization
•
Current ARU $943
•
Rent per sft $.85
•
Q3 occupancy 97.6%
Lighthouse Court
▪
Location in rapidly growing Fleming Island submarket
▪
Purchased from developer, distressed lease
opportunity
▪
70% leased at purchase
▪
Stabilized in 9 months

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Property Statistics
•
Built 1987
•
Bought 1997 from Met-Life
•
336 units
•
Annual compounded NOI
growth of 5.15% since purchase
•
Current ARU $783
•
Rent per sft $.89
•
Q3 occupancy 93.8%
Hunter’s Ridge at Deerwood
▪
Location adjacent to the  prestigious Deerwood County Club development
▪
Serves both JTB and Southside Blvd growth corridors
▪
Trammel Crow Built Niles Bolton Design
▪
Interior redevelopment begun 2006
▪
9-A/Baymeadows Extension completed 1998 significantly
improved location

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Development

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Developments (as of October 2006)
▪
MAA development
strategy and objectives
▪
Current projects –
overview
▪
Project details

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Development Strategy Overview
MAA Expansion
▪
Superior Investment Return
▪
Development in familiar, high growth markets
▪
Look for opportunities with clear cost advantages
▪
Partner with experts
▪
Limited Risk
▪
Limited MAA overhead commitment
▪
Manageable number of projects
▪
“Fix” as much construction cost as able

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Project	Units	Location	Budget	Contract	Developer
Brier Creek II	200	Raleigh, NC	$24.0M	Fixed Price	Cannon Partners
Copper Ridge I	216	Dallas, TX	$20.3M	TBD	Barnes Development
St. Augustine II	124 540	Jacksonville, FL	$12.2M	TBD	Flournoy Development
Total			$56.5M
Development Pipeline  (as of October 2006)
▪
Proforma stabilized NOI yields ± 7.5%
▪
Expected stabilized contribution - $1.3M

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Brier Creek Phase II
▪
200 units
▪
Located in Research Triangle area of Raleigh, NC
▪
The Cannon Company Developers
▪
Total budget - $24M
▪
Construction started – June 2006
▪
Estimated initial occupancy – 2Q07
▪
Estimated construction completion – 4Q07
▪
Estimated stable operations – 2Q08

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Copper Ridge Phase I
▪
216 units initially with a potential of 400
▪
Located in Roanoke growth corridor area of
Dallas, TX
▪
Alpha-Barnes Development
▪
Total budget - $20.3M
▪
Architectural planning underway
▪
Estimated construction start date – 2Q07
▪
Estimated initial occupancy – 1Q08
▪
Estimated construction completion – 3Q08
▪
Estimated stable operations – 1Q09

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
St. Augustine Phase II
▪
124 units
▪
Located in Jacksonville, FL contiguous to
St. Augustine and Woodbridge
properties
▪
Flournoy Development & Construction
▪
Total budget - $12.2M
▪
Engineered drawings complete – Bidding the project
▪
Estimated construction start date - 1Q07
▪
Estimated initial occupancy – 4Q07
▪
Estimated construction completion – 1Q08
▪
Estimated stable operations – 3Q08

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Lease Rent Options

Mid-America Apartment Communities

MAC Unit Availability and Pricing Detail
Report Date: Wednesday, September 27, 2006, 02:50 PM
New Lease Rates For Boulder Ridge

1B **1 Bedrooms** **$640 ($640 eff.) to $1190 ($1190 eff.)**

(1B) 10 - 1014 : Vacant
Vacate Date: Vacant
Available: Now
Amenities ($65)

The Remington 800 SF Alarm System, Carport, Ceiling Fan, First Floor Microwave, Patio Garden Tub Courtyard View

Last Price Update	Lease Term	Monthly Rent	Total Concession	Effective Rent
9/27/2006	12	$725	$0	$725
9/25/2006	10	$730	$0	$730
9/27/2006	9	$735	$0	$735
9/27/2006	8	$740	$0	$740
9/27/2006	7	$765	$0	$755
9/27/2006	6	$770	$0	$770
9/25/2006	11	$775	$0	$775
9/27/2006	4	$845	$0	$815
9/27/2006	5	$915	$0	$915
9/27/2006	3	$985	$0	$955
9/27/2006	2	$1075	$0	$1075

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Yield Management Software
▪
Based on airline pricing
software
▪
In use (or being tested) by a
number of other large
apartment companies
including:
▪
Archstone/Smith
▪
Equity Residential
▪
Post Properties
▪
Simpson
▪
Camden
▪
Interfaces with property
operating software and
examines
▪
Availability and lease expirations
(supply)
▪
Historical traffic (demand)
▪
Competitor information
▪
Other data
▪
Sets optimal pricing on a daily
basis for varying lease terms

MAA Yield Management Evolution
TASKS
3Q 2003
1Q 2004
3Q 2004
2Q 2005
4Q 2005
1Q 2006
2Q 2006
3Q 2006
2Q 2007
3Q 2007
MRI Platform - Web Based
MRI Platform Piloted Test
MRI Platform Regional Rollouts
Internal Pricing Process
Development/Testing
Regional Rollouts
Yield Management Solution
Evaluation/Review
Piloted Test
Regional Rollout

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
MAA Yield Management Evolution
▪
MRI – Web-based platform in 2003
▪
Internal Pricing Process in 2004/2005
▪
LRO - Yield Management rollout in 2006

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
MAA	Project Role	Title
Shelton Barron	Project Director	VP, Director of MIS
Chris Lynn	Project Team Manager	Director of Pricing
James Maclin	Implementation Project Team	VP, Director of Corporate Support
Melintha Ogle	Implementation Project Team	VP, Director of Marketing Sr. VP, Director of Marketing/Support
Ginny Doane	Implementation Project Team
Chris Strickland	Implementation Project Team	Property Systems Analyst
Denise Hutchens	Implementation Project Team	Corporate Trainer
Formed 4Q 2005
MAA Project Team

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Metric	YieldStar	LRO
Functionality:	Robust	Robust
Compatibility with MRI:	No – requires development	Yes
5 Year Project Cost:	$5.0M	$4.8M
Time in Use:	n/a	3-5 Years
Yield Management – Internal Review
▪
Initial Investment – $1.9M
▪
Annual Staff and Maintenance Expense - $550k

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Property	City, State	Region	Market Size	Property Size
Hamilton Pointe	Chattanooga, TN	North	Small	Large
Calais Forrest	Little Rock, AR	Central	Small	Medium
Celery Stalk	Dallas, TX	West	Large	Large
Boulder Ridge	Dallas, TX	West	Large	Large
Huntington Chase	Atlanta, GA	South	Large	Small
Howell Commons	Greenville, SC	East	Medium	Large
Indigo Pointe	Jacksonville, FL	Coastal	Large	Small
▪
Regional Exposure
▪
Market Sizes
▪
Property Sizes
Initial LRO Pilot Group

Representative Mix of:

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Industry	Gross Revenue Impact
4% to 8%

*Based on early results and
long-term expectations. Source:
Multifamily Executive, 10/2005,
p.80.
Airlines Hotels Rental Cars Advertising Multifamily* LRO Potential at MAA 4% to 8% 3% to 6% 2% to 5% 2% to 5% 2% to 4%
Revenue Lift	FFO Full First Year
0.25% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00%	$(0.00) $0.09 $0.15 $0.21 $0.27 $0.33 $0.40 $0.46

LRO – Huge Potential

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
How It Works

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Four Step Process
How It Works
1.
Market Composite Calculation
2.
Reference Rent Calculation
3.
Forecast & Optimization
4.
Pricing Presentation

Log Off
Competitors
Forecasts
Business Statistics
Settings
Competitor Weights
Submit
Print
Competitor
Adjust Weights
Adjust Positions

Unit Type	Creekside		Spurs		Watermark		TOTALS (Must equal 100%)	
1B	25	%	25	%	50	%	100	%
2B	25	%	25	%	50	%	100	%
3B	50	%	50	%	N/A		100	%

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Competitor Weights

Competitors
Forecasts
Business Statistics
Settings
Competitor Positions
Submit
Calculate View
Print
Your position is relative to the comp (i.e. the normal difference between your rent and the comp's rent). A negative value means the comp offers more value.
Creekside
Spurs
Watermark
Unit Type
Value Difference
Value Difference
Value Difference
65
75
25
25
-70
-200
335
235
N/A

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Competitor Positions

Competitor Rents
Submit
Edit List
Print
Creekside
Spurs
Watermark
Lost Spurs Ranch
Visits (Week) 8
Leases (Week) 2
Vacant Units 20 of 240 8.33 %
Available to Rent Units 32 of 240 13.33 %
Phone: (817) 746-6500
Their Unit Type
My Unit Type
Notes
Lease Term
Rent Low
Rent High
Concessions Total
Effective Rent
1B-11E 1B L (12) $ 640 $ 670 $ 640 $ 587
2B-22M 2B L (12) $ 950 $ 1040 $ 1200 $ 850
3B-32S 3B L (12) $ 1115 $ 1145 $ 1200 $ 1015

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Competitor Rents

Mid-America Apartment Communities

40 42 44 46 48
50 100 150
250

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Reference Rent
▪
Uses market information, exposure and leasing data
▪
Updates weekly
▪
Calculates a basis for LRO to “Price Around”

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Forecast & Optimization
▪
Optimizes revenue by using price to leverage supply
and demand
▪
Updates daily
▪
Uses transactions from MRI to forecast supply and
demand

MAC Unit Availability and Pricing Detail
Report Date: Wednesday, September 27, 2006, 02:58 PM
New Lease Rates For Boulder Ridge

1B **1 Bedrooms** **$640 ($640 eff.) to $1190 ($1190 eff.)**

(1B) 10 - 1014 : Vacant
Vacate Date: Vacant
Available: Now
Amenities ($85):

The Remington 800 SF,Alarm System,Carport,Ceiling Fan,First Floor,Microwave,Patio,Garden Tub,Courtyard View

Last Price Update	Lease Term	Monthly Rent	Total Concession	(Effective Rent)
9/21/2006	12	**$725**	$0	$725
9/25/2006	10	**$730**	$0	$730
9/21/2006	9	**$735**	$0	$735
9/21/2006	8	**$740**	$0	$740
9/21/2006	7	**$755**	$0	$755
9/21/2006	6	**$770**	$0	$770
9/26/2006	11	**$775**	$0	$775
9/27/2006	4	**$815**	$0	$815
9/27/2006	5	**$815**	$0	$815
9/21/2006	3	**$855**	$0	$855
9/21/2006	2	**$1075**	$0	$1075

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Pricing Presentation

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Week
 1       2       3      4       5      6       7      8       9     10
Reference Rent
Market Composite
Medium Exposure
Low Exposure
High Exposure
60 Day
Exposure
LRO in Action: Hamilton Pointe Efficiency

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Corporate
▪
Enhanced control of pricing strategy at the corporate level
▪
Consistent pricing strategy through associate turnover
Associate
▪
Greater confidence in presenting pricing…disciplined approach
▪
Daily price updates creates urgency…encourages prospect
commitment
Customer
▪
We can  say “yes” to any lease term
▪
On site staff can focus on customer service, not setting prices
Benefits

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006

Renovations

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Renovations That Work
Great Remakes

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Our goal is to:
▪
Capture superior investment returns
▪
Enhance property values
▪
Accelerate our pricing in strong markets
These goals are achieved by:
▪
Approving only after careful evaluation and testing in each market
▪
Implementing with standardized products that allow for purchase power & easy replication across the portfolio
▪
Executing the project with minimal interruption to current property operations
Interior Renovations – Objectives

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
By the end of 2006 we’re projected to have:
▪
Upgraded 1,100 homes
▪
Increased revenues by 16.8% per home
▪
Spent an average of $4,900 per home
▪
Returned an un-leveraged 13% IRR
In 2007 we plan to:
▪
Upgrade between 1,500 and 3,000 homes
▪
Spend an average of $3,800 per home
▪
Continue to accelerate program if returns meet or exceed current performance measures
Interior Renovations - Overview

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
2) Analyze
3) Implement
4) Monitor
1) Evaluate
Decision matrix
Market surveys
Resident feedback
Test upgrades
Decide on full or light
scope renovation
Leasing velocity
Renovate during turn process
Control labor costs by
including internal team
Web-based system links
daily to production inventory,
leasing velocity and pricing
results
Interior Renovation
Management Cycle
Managing the Program

Executive Summary																	
Region	Property	Bldg	Unit #	MRI Type	Date Vacated	Days to Start	Days to Complete	Days to Move-In	Total Days	Avg Last 20%	Avg 20% Concess	Avg 20% Net Eff	New Rent	New CNS	New Net Eff	Net Eff $ Change	Net Eff % Change
Coastal	Tiffany Oaks	01	1002	11LR	4/30/2006	2	10	3	15	736.50		736.50	915.00		915.00	178.50	24
	Tiffany Oaks	01	1008	11SR	7/31/2006	1	11	8	20	634.00		634.00	799.00		799.00	165.00	26
	Tiffany Oaks	01	1009	11MR	8/31/2006	0	9	3	12	661.79		661.79	850.00		850.00	188.21	28
	Tiffany Oaks	01	1012	11SR	7/15/2006	2	5	3	10	635.66		635.66	799.00		799.00	163.34	26
	Tiffany Oaks	01	1022	22SR	3/17/2006	0	4	34	38	816.64		816.64	970.00		970.00	153.36	19
	Tiffany Oaks	01	1024	22SR	9/8/2006	0				820.96		820.96					
	Tiffany Oaks	01	1027	22SR	9/30/2006					816.97		816.97					
	Tiffany Oaks	01	1031	22SR	4/1/2006	1	5	1	7	821.06		821.06	970.00		970.00	148.94	18
	Tiffany Oaks	01	1033	11SR	8/31/2006	0	8	0	8	651.08		651.08	799.00		799.00	147.92	23
	Tiffany Oaks	01	1037	11SR	6/18/2006	0	6	0	6	634.66		634.66	799.00		799.00	164.34	26
	Tiffany Oaks	01	1043	11MR	5/1/2006	7	4	3	14	675.55		675.55	850.00		850.00	174.45	26
	Tiffany Oaks	01	1045	11SR	5/31/2006	1	8	1	10	630.66		630.66	799.00		799.00	168.34	27
	Tiffany Oaks	01	1049	11LR	7/15/2006	0	3	4	7	747.99		747.99	915.00		915.00	167.01	22
	Tiffany Oaks	01	1054	22SR	7/22/2006	2	3	2	7	834.66		834.66	970.00		970.00	135.34	16
	Tiffany Oaks	01	1061	11SR	6/30/2006	5	7	0	12	634.66		634.66	799.00		799.00	164.34	26
	Tiffany Oaks	01	1064	11MR	5/31/2006	11	5	1	17	663.27		663.27	850.00		850.00	186.73	28
	Tiffany Oaks	01	1077	11SR	8/31/2006	0	6	0	6	651.08		651.08	799.00		799.00	147.92	23
	Tiffany Oaks	01	1078	11SR	9/30/2006					650.70		650.70					
	Tiffany Oaks	01	1086	11SR	5/14/2006	1	5	0	6	628.65		628.65	799.00		799.00	170.35	27
	Tiffany Oaks	01	1090	11LR	8/31/2006	0				735.13		735.13					
	Tiffany Oaks	01	1095	22SR	5/13/2006	1	5	1	7	828.43		828.43	970.00		970.00	141.57	17
	Tiffany Oaks	01	1099	11SR	10/31/2006					650.70		650.70					
	Tiffany Oaks	01	1112	11MR	9/16/2006					659.73		659.73					
	Tiffany Oaks	01	1116	22SR	7/16/2006	2	8	1	11	834.66		834.66	970.00		970.00	135.34	16
	Tiffany Oaks	01	1123	11SR	7/13/2006	1	13	0	14	635.66		635.66	799.00		799.00	163.34	26
	Tiffany Oaks	01	1128	11MR	10/31/2006					659.73		659.73					
	Tiffany Oaks	01	1131	11SR	6/1/2006	1	7	1	9	630.66		630.66	799.00		799.00	168.34	27
	Tiffany Oaks	01	1140	11MR	9/7/2006	0				661.79		661.79					
	Tiffany Oaks	01	1141	11MR	6/1/2006	14	15	1	30	666.99		666.99	825.00		825.00	158.01	24
	Tiffany Oaks	01	1145	11MR	3/1/2006	3	4	1	8	677.11	-10.00	676.21	825.00		825.00	148.79	22
	Tiffany Oaks	01	2004	22SR	5/1/2006	14	1	1	16	831.01		831.01	980.00		980.00	148.99	18

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Web-based data updated daily on production,
leasing and pricing:
15 Days to start, complete and lease unit
24% Pricing increase for renovation
Monitor

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
▪
 Built in 1987, purchased by MAA in 1997
▪
 Full scope renovation nearing end of year 1 of 3 to completion
▪
 336 units
▪
 Rehab price increase has been 17% above normal rents
Hunters Ridge – Jacksonville, FL

Mid-America
Apartment Communities

Hunters Ridge at Deerwood
It's the lifestyle, luxury, and location you have been looking for.
Beautifully Redesigned Interiors.
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MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Hunters Ridge – Jacksonville, FL
Full Scope Rehab
▪
New Formica countertops in kitchen
and bath(s)
▪
New kitchen appliances
▪
Wood plank vinyl flooring in kitchen,
entry court and bath(s)
▪
Light fixtures upgraded in all rooms
▪
Plumbing fixtures upgraded in
kitchen and bath(s)
▪
Ceiling fans added to all bedrooms
▪
Two-tone paint
▪
Hardware upgraded on all doors

Rehab Unit Completion and Leased
18
16
14
12
10
8
6
4
2
-
60
50
40
30
20
10
-
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
YTD
Actual Completed
Actual Leased
Pre-Leased
Completed YTD
Leased YTD
Budgeted YTD
Pre-Leased YTD
Budgeted Leased

Revenue Increase
$117
$121
$127
$128
$130
$144
$143
$143
$132
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
YTD

MAA Institutional Investor Day – Jacksonville, Florida – October 17th and 18th, 2006
Hunters Ridge: Jacksonville, FL
Budget
Monthly
Units
YTD
Units
▪
 61 units completed YTD
▪
 56 units leased YTD
▪
 52 units budgeted YTD
Hunters Ridge - Proven Results in 2006